PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        AFL-CIO HOUSING INVESTMENT TRUST
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

        --------------------------------------------------------------

    2.  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------

    4.  Proposed maximum aggregate value of transaction:
                                                        --------------
Total fee paid:
                ----------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
                        ---------------------------

Form, Schedule or Registration Statement No.:
                                              -----------------------
Filing Party:
              -----------------------------
Date Filed:
              -----------------------------



                        November 28, 2003





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of a Special Meeting of Participants and a Proxy Statement describing proposed amendments to the Declaration of Trust and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail or facsimile, as described herein, as soon as possible.

                                      Sincerely,


                                      Stephen Coyle
                                      Chief Executive Officer





             PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT



SC/spt
opeiu #2, afl-cio

Enclosures

                     AFL-CIO HOUSING INVESTMENT TRUST



                                  PROXY



                    Special Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Special Meeting of Participants to be held December 19, 2003 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) To approve an amendment to Section 3.3(c) of the Declaration of Trust, authorizing investment in securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by Standard & Poor's, Moody's Investor Service, Fitch Ratings, or a comparable nationally recognized statistical rating agency.


    FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (II)  To approve an amendment to the Declaration of Trust to modify
Section 3.3(d)(ii) respecting direct loans for low income housing projects to increase the permitted loan to value ratio from 75% to 80%, subject to specified requirements, including a requirement to obtain mortgage insurance or another form of guaranty that covers all losses down to a 60% loan to value level, and to add a new Section 3.3(d)(iii) to permit the Trust to make direct loans for market rate housing projects, subject to specified requirements.


    FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (III) To approve an amendment to Section 3.3(h) of the Declaration of Trust to increase from 10% to 15% the percentage of Trust assets that may be invested in U.S. Treasury and Government-Sponsored Enterprise securities and eliminate the restriction requiring scheduled maturity dates of 10 years or less.


    FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (IV) And upon such other matters as may properly come before the meeting.


    FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


     The Trustees recommend a vote FOR the above items. ANY PROXY
                                   ---
NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants dated November 28, 2003 and the Proxy Statement dated November 28, 2003.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.


Dated:              , 2003
      -------------

Participant ID:

Participant Name:

Number of Units:


By:
               --------------------------------------
               (Signature)


               --------------------------------------
               (Name - please print)


Title:         --------------------------------------
               (please print)



----------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF TWO (2) WAYS:

BY  MAIL:      PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN
               THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:  PLEASE SIGN, DATE AND PROMPTLY FAX THIS PROXY TO
               (202) 331-8190.

                AFL-CIO HOUSING INVESTMENT TRUST

           NOTICE OF A SPECIAL MEETING OF PARTICIPANTS


To Participants, AFL-CIO Housing Investment Trust:


     Notice is hereby given that a Special Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20036 on December 19, 2003 at 2:00 p.m. for the following purposes:

  1. To approve an amendment to Section 3.3(c) of the Declaration of Trust, authorizing investment in securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by Standard & Poor's, Moody's Investor Service, Fitch Ratings, or a comparable nationally recognized statistical rating agency;

  2. To approve an amendment to the Declaration of Trust to modify Section 3.3(d)(ii) respecting direct loans for low income housing projects to increase the permitted loan to value ratio from 75% to 80%, subject to specified requirements, including a requirement to obtain mortgage insurance or another form of guaranty that covers all losses down to a 60% loan to value level, and add a new Section 3.3(d)(iii) to permit the Trust to make direct loans for market rate housing projects, subject to specified requirements;

  3. To approve an amendment to Section 3.3(h) of the Declaration of Trust to increase from 10% to 15% the percentage of Trust assets that may be invested in U.S. Treasury and Government-Sponsored Enterprise securities and eliminate the restriction requiring scheduled maturity dates of 10 years or less; and

  4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on November 18, 2003 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                         By Order of the Board of Trustees


                         Stephen Coyle
                         Chief Executive Officer


Dated:     November 28, 2003

                AFL-CIO HOUSING INVESTMENT TRUST


                         PROXY STATEMENT


                        November 28, 2003


                         General Matters

     This Proxy Statement is being sent on November 28, 2003 in connection with the solicitation of proxies for use at a Special Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on December 19, 2003, beginning at 2:00 p.m. and at any adjournment(s) thereof.

     The Trust is a single, self-managed fund. Apart from a portion of its short-term investment portfolio that is managed by Wellington Management Company, LLP, the Trust has no investment adviser, principal underwriter or Administrator. Wellington Management's principal offices are located at 75 State Street, Boston, Massachusetts 02109.

     A copy of the Trust's annual report for the year ended December 31, 2002, together with financial statements for the fiscal year ended December 31, 2002, and the Trust's semi-annual report for the six months ended June 30, 2003, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the annual report for 2002 and the semi-annual report for the six months ended June 30, 2003 to any Participant that requests one. Requests for reports should be made by placing a collect call to Stephanie Turman, Investor Relations Coordinator, AFL-CIO Housing Investment Trust at (202) 331-8055. Written requests may be directed to Michael Arnold, Senior Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

                        ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Trust's Special Meeting, Participants will act upon the matters outlined in the accompanying Notice of Meeting, including whether to: (a) approve an amendment to the Declaration of Trust to permit the Trust to purchase certain mortgage related securities that are rated at the highest rating by a nationally recognized statistical rating agency such as Standard & Poor's, Moody's Investor Service or Fitch Ratings; (b) approve an amendment to the Declaration of Trust respecting direct loans for low income housing projects, to increase the permitted loan to value ratio from 75% to 80%, subject to specified requirements, and to add direct lending authority for market rate housing projects, subject to specified requirements;
(c) approve an amendment to the Declaration of Trust to increase the percentage of Trust assets which may be invested in U.S. Treasury and Government-Sponsored Enterprise securities from 10% to 15%, and eliminate the restriction requiring scheduled maturity dates of 10 years or less; and (d) transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     The close of business on November 18, 2003 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,141,422.5789 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

     A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date 3,141,422.5789 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

     By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     In Person:  Attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         - To approve an amendment to Section 3.3(c) of the Declaration of Trust, authorizing investment in securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by Standard & Poor's, Moody's Investor Service, Fitch Ratings, or a comparable nationally recognized statistical rating agency (see page 3);

        - To approve an amendment to the Declaration of Trust to modify Section 3.3(d)(ii) respecting direct loans for low income housing projects to increase the permitted loan to value ratio from 75% to 80%, subject to specified requirements, including a requirement to obtain mortgage insurance or another form of guaranty that covers all losses down to a 60% loan to value level, and add a new Section 3.3(d)(iii) to permit the Trust to make direct loans for market rate housing projects, subject to specified requirements (see pages 3-4); and

         - To approve an amendment to Section 3.3(h) of the Declaration of Trust that would increase from 10% to 15% the percentage of Trust assets that may be invested in U.S. Treasury and Government-Sponsored Enterprise securities and eliminate the restriction requiring scheduled maturity dates of 10 years or less (see page 4-5).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was November 28, 2003.

                PROPOSED AMENDMENTS TO DECLARATION OF TRUST

PROPOSAL I:    TO APPROVE AN AMENDMENT TO SECTION 3.3(c) OF THE DECLARATION OF
               TRUST, AUTHORIZING INVESTMENT IN SECURITIES THAT ARE SECURED BY
               SINGLE FAMILY OR MULTIFAMILY MORTGAGE SECURITIES AND/OR SINGLE
               FAMILY OR MULTIFAMILY MORTGAGE LOANS AND THAT ARE RATED AT
               THE HIGHEST RATING BY STANDARD & POOR'S, MOODY'S INVESTOR
               SERVICE, FITCH RATINGS, OR A COMPARABLE NATIONALLY RECOGNIZED
               STATISTICAL RATING AGENCY.

     This amendment would modify Section 3.3(c) of the Declaration of Trust to provide the Trust with the authority to invest in certain mortgage related securities that are rated at the highest rating by a nationally recognized statistical rating agency, such as Standard & Poor's, Moody's Investor
Service or Fitch Ratings. The underwriting standards and credit enhancement required to obtain the specified rating for such securities will ensure that the Trust receives a high level of security.

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for Proposal I set forth above (unless otherwise indicated on the Proxy).

      THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
       APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE TRUST TO PURCHASE CERTAIN MORTGAGE RELATED SECURITIES THAT
         ARE RATED AT THE HIGHEST RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY SUCH AS STANDARD & POOR'S, MOODY'S
                      INVESTOR SERVICE OR FITCH RATINGS.


PROPOSAL II:   TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST RESPECTING
               DIRECT LOANS FOR LOW INCOME HOUSING PROJECTS TO INCREASE THE
               PERMITTED LOAN TO VALUE RATIO FROM 75% TO 80%, SUBJECT TO
               SPECIFIED REQUIREMENTS, AND TO PERMIT THE TRUST TO MAKE DIRECT
               LOANS FOR MARKET RATE HOUSING PROJECTS, SUBJECT TO SPECIFIED
               REQUIREMENTS.

     This proposed amendment would modify Section 3.3(d)(ii) of the Declaration of Trust respecting direct loans for low income housing projects to increase slightly the permitted loan to value ratio, subject to specified requirements, and add a new Section 3.3(d)(iii) to permit the Trust to make direct loans for market rate housing projects, subject to specified requirements.

     This modification will increase the permitted loan to value ratio from 75% to 80% with respect to direct loans for low income housing projects. Such an increase will permit the Trust to offer financing which is more attractive to borrowers, who can obtain 80% loan to value loans from other lenders, without increasing the risk to the Trust. All other requirements for these direct loans will remain unchanged, including the requirement that mortgage insurance or another form of guaranty that covers all losses down to a 60% loan to value level is obtained from an entity rated A or better by Standard & Poor's (or a comparable rating by another nationally recognized rating agency).

     The new Section 3.3(d)(iii) will permit the Trust to make direct loans for market rate projects on terms consistent with Section 3.3(d)(ii), except that a financial contribution from a state or local government would not be required, the developer's demonstrated track record must be in market rate projects rather than low income housing projects and the required underwritten debt service coverage would be 1.25%, rather than 1.15%.

     The modifications retain the current limitation on the permitted percentage of direct loans (i.e., the total may not exceed 4% of the value of Trust assets), whether the loans are made pursuant to 3.3(d)(ii) or the new 3.3(d)(iii).

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for Proposal II set forth above (unless otherwise indicated on the Proxy).


       THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
         APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO MODIFY
           THE TRUST'S DIRECT LENDING AUTHORITY RESPECTING LOW INCOME
          HOUSING PROJECTS AND TO ADD DIRECT LENDING AUTHORITY RESPECTING
                          MARKET RATE HOUSING PROJECTS.


PROPOSAL III:   TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST TO
                INCREASE THE PERCENTAGE OF TRUST ASSETS WHICH MAY BE INVESTED
                IN U.S. TREASURY AND GOVERNMENT-SPONSORED ENTERPRISE
                SECURITIES FROM 10% TO 15% AND ELIMINATE THE RESTRICTION
                REQUIRING SCHEDULED MATURITY DATES OF 10 YEARS OR LESS.

     This proposed amendment would modify Section 3.3(h) of the Declaration of Trust to increase the percentage of the Trust's assets which may be invested in Treasury or Government-Sponsored Enterprise securities from 10% to 15% and eliminate the restriction requiring scheduled maturity dates of 10 years or less.

     The market value of many of the Trust's assets is typically determined by comparing the difference or "spread" between the yield on the 10-year Treasury bond and the yield required by investors for each type of asset. Treasury bonds are deemed to be credit-risk-free investments and have no spread risk. The spread above the Treasury bond is primarily intended to compensate investors for a perceived credit risk that is greater than the Treasury bond. Under different market conditions, these spreads will narrow or widen for different asset classes. When the spread for a type of asset narrows, those assets are worth more and when the spread for a type of asset widens, those assets are worth less. Spread risk is the risk that the value of the Trust's assets may be adversely affected by changes in the spread for those assets.

     Under most interest rate conditions, the Trust does not anticipate utilizing the full 15% authority to invest in Treasury and Government-Sponsored Enterprise obligations. Over the past two years, the average level of investments in this category has been less than 5%. Under certain market conditions, however, such as those of the past six months, this higher ceiling would facilitate a more flexible investment profile by reducing the portion of the Trust's portfolio exposed to spread risk. Currently 95% of the Trust's portfolio is exposed to spread risk, as compared to 78% for the Trust's benchmark index, the Lehman Brothers Aggregate Bond Index. Investing in a greater percentage of Government-Sponsored Enterprise debt obligations in appropriate market conditions would also help the Trust more closely mirror investments in the Lehman Brothers Aggregate Bond Index, which had 12% of its assets in Government-Sponsored Enterprise debt obligations as of October 31, 2003.

     The ability to invest in longer maturities would give the Trust greater flexibility to manage more effectively, efficiently and cheaply its duration.

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for Proposal III set forth above (unless otherwise indicated on the Proxy).

       THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
        APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO INCREASE
         THE PERCENTAGE OF TRUST ASSETS WHICH MAY BE INVESTED IN U.S.
       TREASURY AND GOVERNMENT-SPONSORED ENTERPRISE SECURITIES FROM 10%
       TO 15% AND ELIMINATE THE RESTRICTION REQUIRING SCHEDULED MATURITY
                          DATES OF 10 YEARS OR LESS.

             PROPOSALS FOR 2004 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2004 annual meeting of Participants (expected to be held in May 2004) must cause such proposal to be received by the trust at its Principal office not later than December 15, 2003.

                          OTHER MATTERS

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                              By Order of the Board of Trustees




                              STEPHEN COYLE
                              Chief Executive Officer